UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2019

WESTERN MIDSTREAM OPERATING, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35753 (Commission File Number)	46-0967367 (IRS Employer Identification No.)

1201 Lake Robbins Drive The Woodlands, Texas 77380-1046 (Address of principal executive office) (Zip Code)

(832) 636-6000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note
On February 28, 2019, Western Midstream Partners, LP (“WES”), Western Midstream Operating, LP (“WES Operating”), Anadarko Petroleum Corporation (“Anadarko”) and certain of their affiliates consummated the transactions contemplated by that certain Contribution Agreement and Agreement and Plan of Merger (the “Merger Agreement”), dated November 7, 2018. In connection with the consummation of the transactions contemplated by the Merger Agreement, among other things, Clarity Merger Sub, LLC, a wholly owned subsidiary of WES, merged with and into WES Operating, with WES Operating continuing as the surviving entity and a subsidiary of WES (the “Merger”). Pursuant to the Merger Agreement, immediately prior to the Merger, WES Operating acquired substantially all of Anadarko’s remaining midstream assets (collectively, the “Anadarko Midstream Assets”), which are largely associated with Anadarko’s two premier U.S. onshore oil plays in the Delaware and DJ Basins.
Item 8.01 Other Information.
This Current Report on Form 8-K/A includes the following financial information prepared in connection with the Merger and WES Operating’s acquisition of the Anadarko Midstream Assets.

•
Audited historical Consolidated Financial Statements of the Anadarko Midstream Assets as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, together with the notes thereto, attached hereto as Exhibit 99.1 and incorporated herein by reference.

•
Unaudited historical Consolidated Financial Statements of the Anadarko Midstream Assets as of September 30, 2018 and December 31, 2017, and for the nine months ended September 30, 2018 and 2017, together with the notes thereto, attached hereto as Exhibit 99.2 and incorporated herein by reference.

•
Unaudited Pro Forma Condensed Consolidated Financial Statements of WES Operating as of September 30, 2018, and for each of the years in the three-year period ended December 31, 2017, and the nine months ended September 30, 2018, together with the notes thereto, attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description of the Exhibit
99.1
Audited historical Consolidated Financial Statements of the Anadarko Midstream Assets as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, together with the notes thereto.

99.2
Unaudited historical Consolidated Financial Statements of the Anadarko Midstream Assets as of September 30, 2018 and December 31, 2017, and for the nine months ended September 30, 2018 and 2017, together with the notes thereto.

99.3
Unaudited Pro Forma Condensed Consolidated Financial Statements of WES Operating as of September 30, 2018, and for each of the years in the three-year period ended December 31, 2017, and the nine months ended September 30, 2018, together with the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MIDSTREAM OPERATING, LP

		By:	Western Midstream Operating GP, LLC, its general partner

Dated:	May 1, 2019	By:	/s/ John D. Montanti
John D. Montanti Vice President, General Counsel and Corporate Secretary

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